Exhibit 10.4


       Non-Patent Assets Bill of Sale, Assignment and Assumption Agreement

         This Non-Patent Assets Bill of Sale, Assignment and Assumption Agreement (this "Agreement") is entered into as of _________________, 2004 (the "Effective Date"), by and between ParkerVision, Inc. a corporation organized in the state of Florida ("Seller"), and Thomson Broadcast & Media Solutions, Inc., a corporation organized in Delaware ("Lead Purchaser").

                                    RECITALS

         WHEREAS, Seller and Lead Purchaser are parties to that certain Asset Purchase Agreement, dated February 25, 2004 (the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement, Seller has agreed to irrevocably transfer and assign to Lead Purchaser all of its right, title and interest, on a worldwide basis, in, to and under the Non-Patent Assets; and

         WHEREAS, pursuant to the Purchase Agreement, Lead Purchaser has agreed to assume the Assumed Liabilities.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

2. ASSIGNMENT

         2.1 Non-Patent Assets. Seller hereby irrevocably sells, transfers, conveys, assigns and delivers all of its right, title and interest of every kind and character throughout the world in, to and under the Non-Patent Assets to the full extent of its ownership or interest therein, including, without limitation, all rights and causes of action for infringement or misappropriation (past, present or future) of any Non-Patent Assets, all rights to apply for or register any of the foregoing, and any and all other rights and interests arising out of, in connection with or in relation to the Non-Patent Assets. At Closing, Seller shall execute and deliver to Lead Purchaser a confirmatory assignment agreement covering, if and to the extent included in the Non-Patent Assets: (i) each registered Trademark and all applications for registration of Trademarks for filing with the United States Patent and Trademark Office, in the form attached hereto as Exhibit A; (ii) each registered Copyright and all applications for registration of Copyrights for filing with the United States Copyright Office, in the form attached hereto as Exhibit B; and (iii) each Internet domain name for filing and submission as necessary to transfer such domain names, in the form attached hereto as Exhibit C or in such other form as necessary to transfer such domain names (collectively the "Confirmatory Assignments").

         2.2 Further Actions. Upon Lead Purchaser's request, Seller will promptly take such other actions as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Lead Purchaser in, to and under the Non-Patent Assets, and Lead Purchaser shall pay for Assignor's actual and reasonable expenses and costs. Such actions shall include, without limitation, the prompt execution and delivery of documents in recordable form


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

(including the prompt execution and delivery of additional Confirmatory Assignments) and the provision of documents and information useful or necessary for Lead Purchaser or its affiliates, designees or agents to file, prosecute or maintain any registration or application for any Non-Patent Asset, or pursue or defend any administrative, court, or other legal proceeding involving any of the Non-Patent Assets.

         2.3 Appointment. In the event that Lead Purchaser is unable, after reasonable notice to Seller (and passage of at least five business days from the date such notice is delivered), for any reason whatsoever, to secure Seller's signature to any document that is reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Lead Purchaser in and to the Non-Patent Assets, Seller hereby irrevocably designates and appoints Lead Purchaser and its duly authorized officers and agents as Seller's agents and attorneys-in-fact, to act for and on its behalf and instead of Seller, to execute and file any such documents and to do all other lawfully permitted acts to further the purposes of this Section 2 with the same legal force and effect as if executed by Seller.

3. ASSUMPTION. Lead Purchaser hereby assumes the Assumed Liabilities.

4. MISCELLANEOUS. Sections 12.1 through 12.16 of the Purchase Agreement are hereby incorporated herein by this reference; provided that (i) references to "Agreement," "hereto," "hereunder," and similar references in such sections shall pertain to this Agreement; (ii) the Purchase Agreement (for the avoidance of doubt) shall be considered a Transaction Agreement; and (iii) references to "Purchasers" shall be deemed to be Lead Purchaser.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]



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

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

SELLER                               LEAD PURCHASER

By:                                  By:
   ------------------------             ---------------------------

Name (Print):                        Name (Print):
             --------------                       -----------------

Title:                               Title:
      ---------------------                ------------------------




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

                                    EXHIBIT A

                   CONFIRMATORY TRADEMARK ASSIGNMENT AGREEMENT

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

                                   ASSIGNMENT

WHEREAS, ParkerVision, Inc., a Florida corporation, with offices at 8493 Baymeadows Way, Jacksonville, Florida 32256 ("ASSIGNOR") owns certain trademarks and/or service marks, and applications and/or registrations for such marks, as set forth in Attachment 1 attached hereto and incorporated herein by this reference ("MARKS"); and

WHEREAS, Thomson Broadcast & Media Solutions, Inc., a Delaware corporation, with offices at 3233 E. Mission Oaks Boulevard, Camarillo, CA 93012 ("ASSIGNEE"), desires to acquire all of the right, title and interest of ASSIGNOR in, to and under the MARKS, together with the goodwill of the business symbolized by the MARKS;

WHEREAS, ASSIGNEE is a successor to a portion of the business of ASSIGNOR to which the MARKS pertain;

WHEREAS, ASSIGNOR and ASSIGNEE have entered into a certain Asset Purchase Agreement, dated February 25, 2004 assigning, among other things, all right, title and interest in and to the MARKS and in and to the registrations and/or applications for same from ASSIGNOR to ASSIGNEE;

NOW, THEREFORE, for good and valuable consideration paid by ASSIGNEE to ASSIGNOR, the receipt and sufficiency of which hereby is acknowledged, ASSIGNOR hereby sells, transfers, conveys, assigns and delivers to ASSIGNEE its entire right, title and interest in, to and under the MARKS, and to the applications and/or registrations for the MARKS (and the right to apply for the foregoing), together with the goodwill of the business symbolized by the MARKS and the portion of the business of the ASSIGNOR to which the MARKS pertain, including the right to sue and recover for any past infringement thereof.

IN WITNESS WHEREOF, ASSIGNOR has caused this Assignment to be duly executed by an authorized officer on this ____ day of ___________, 2004.

By:
   ------------------------------

Name:
     ----------------------------

Title:
      ---------------------------



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

                                  ATTACHMENT 1

                                      MARKS










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
                                    EXHIBIT B

                   CONFIRMATORY COPYRIGHT ASSIGNMENT AGREEMENT

                      IN THE UNITED STATES COPYRIGHT OFFICE

                                   ASSIGNMENT

WHEREAS, ParkerVision, Inc., a Florida corporation, with offices at 8493 Baymeadows Way, Jacksonville, Florida 32256 ("ASSIGNOR") owns certain works of authorship and/or copyrights, and registrations for such works of authorship and copyrights, as set forth in Attachment 1 attached hereto and incorporated herein by this reference ("COPYRIGHTS"); and

WHEREAS, Thomson Broadcast & Media Solutions, Inc., a Delaware corporation, with offices at 3233 E. Mission Oaks Boulevard, Camarillo, CA 93012 ("ASSIGNEE"), desires to acquire all of the right, title and interest of ASSIGNOR in, to and under the COPYRIGHTS;

WHEREAS, ASSIGNOR and ASSIGNEE have entered into a certain Asset Purchase Agreement, dated February 25, 2004 assigning, among other things, all right, title and interest in and to the COPYRIGHTS and in and to the registrations for same from ASSIGNOR to ASSIGNEE;

NOW, THEREFORE, for good and valuable consideration paid by ASSIGNEE to ASSIGNOR, the receipt and sufficiency of which hereby is acknowledged, ASSIGNOR hereby sells, transfers, conveys, assigns and delivers to ASSIGNEE its entire right, title and interest in, to and under the COPYRIGHTS, including all registrations for the COPYRIGHTS (and the right to apply for any of the foregoing); all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); and any and all other rights and interests arising out of, in connection with or in relation to the COPYRIGHTS.

IN WITNESS WHEREOF, ASSIGNOR has caused this Assignment to be duly executed by an authorized officer on this ____ day of ___________, 2004.

By:
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------



STATE OF _______________                    )

                                            ) ss.

COUNTY OF _____________                     )

On _______________________, 200_, before me, the undersigned notary public in and for said County and State, personally appeared ________________________,


              ____        personally known to me [or]
              ____        proved to me on the basis of satisfactory evidence


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


to be the person(s) whose name(s) __________________ subscribed to the within instrument and acknowledged to me that __________________ executed the same in ____________________ authorized capacity(ies) and that, by _______________
signature(s) on the instrument, the person(s) or the entity(ies) upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.

                                ________________________________
                                My commission expires on

                                __________________________





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

                                  ATTACHMENT 1

                                   COPYRIGHTS

                                    EXHIBIT C

                  CONFIRMATORY DOMAIN NAME ASSIGNMENT AGREEMENT

                                   ASSIGNMENT

WHEREAS, ParkerVision, Inc., a Florida corporation, with offices at 8493 Baymeadows Way, Jacksonville, Florida 32256 ("ASSIGNOR") owns certain rights with respect to the Internet domain names set forth in Attachment 1 attached hereto and incorporated herein by this reference ("DOMAIN NAMES"); and

WHEREAS, Thomson Broadcast & Media Solutions, Inc., a Delaware corporation, with offices at 3233 E. Mission Oaks Boulevard, Camarillo, CA 93012 ("ASSIGNEE"), desires to acquire all of the right, title and interest of ASSIGNOR in, to and under the DOMAIN NAMES;

WHEREAS, ASSIGNOR and ASSIGNEE have entered into a certain Asset Purchase Agreement, dated February 25, 2004 assigning, among other things, all right, title and interest in and to the DOMAIN NAMES and in and to the registrations for same from ASSIGNOR to ASSIGNEE;

NOW, THEREFORE, for good and valuable consideration paid by ASSIGNEE to ASSIGNOR, the receipt and sufficiency of which hereby is acknowledged, ASSIGNOR hereby sells, transfers, conveys, assigns and delivers to ASSIGNEE its entire right, title and interest in, to and under the DOMAIN NAMES, including all registrations for the DOMAIN NAMES (and the right to apply for any of the foregoing); all goodwill associated therewith, all contract rights related to the DOMAIN NAMES, all rights to causes of action and remedies related to the foregoing (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); and any and all other rights and interests arising out of, in connection with or in relation to the DOMAIN NAMES.

IN WITNESS WHEREOF, ASSIGNOR has caused this Assignment to be duly executed by an authorized officer on this ____ day of ___________, 2004.

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------





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

                                  ATTACHMENT 1

                                  DOMAIN NAMES

















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